SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 29, 2003

                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


       CAYMAN ISLANDS              333-75899              66-0587307
(State or other jurisdiction     (Commission          (I.R.S. Employer
    of incorporation or          File Number)         Identification No.)
        organization)

         4 GREENWAY PLAZA
           HOUSTON, TEXAS                                  77046
(Address of principal executive                          (Zip Code)
            offices)

Registrant's telephone number, including area code:        (713) 232-7500


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ITEM  7.  Financial  Statements  and  Exhibits.

(c)  Exhibits

     The  following  exhibits  are  furnished  pursuant  to  Item  12:

     99.1 Transocean Inc. Report of First Quarter 2003 Financial Results.

     99.2 Transcript of Earnings Call.

ITEM  9.  Regulation  FD  Disclosure.

The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition) in accordance with Securities and Exchange Commission Release No. 33-8216.

Our news release dated April 29, 2003, concerning first quarter 2003 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The news release contains certain measures (discussed below) which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the attached news release, we discuss net income, excluding a non-cash charge for impairment of goodwill, on a total and per share basis for the quarter ended March 31, 2002. This information is provided because management believes exclusion of the impairment will help investors compare results between two periods and identify operating trends that could otherwise be masked by the impairment. The most directly comparable GAAP financial measure, net income, and information reconciling the GAAP and non-GAAP measures are included in the news release.

In the news release, we also discuss field operating income for each of our business segments for the quarters ended December 31, 2002 and March 31, 2003. Management believes field operating income is a useful measure of the operating results of a particular segment since the measure only deducts expenses directly related to a segment's operations from that segment's revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the news release.

In the news release, we also discuss net debt at December 31, 2002 and March 31, 2003. This information is provided because management believes net debt provides useful information regarding the level of our indebtedness by reflecting cash and investments that could be used to repay debt. The most directly comparable GAAP financial measure, total debt, and information reconciling the GAAP and non-GAAP measures are included in the news release.

In addition, on April 29, 2003, we conducted our quarterly earnings conference call for the period ended March 31, 2003. A transcript of the call is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.


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Statements  in  the transcript of the call and in this Form 8-K regarding future market conditions (including market conditions in the North Sea), dayrates (including dayrates for fourth generation rigs and dayrates in West Africa and India), activity levels (including exercise of rig contract options), operating costs (including amounts), cost increases associated with shipyard work, resolution of the strike in Nigeria, timing and amount of increase and subsequent downward trend in interest expense, the exercise of the put option by holders of Zero Coupon Convertible Debentures, potential repurchase of the Nautilus Class A2 Notes, plans for cash reserves, future debt repayments and share repurchases, targeted debt levels, reimbursables (including amounts), anticipated loss associated with debt retirement, depreciation, effective tax rate, financial results, estimated contract duration (including terms in India), contract commencement dates and locations, prospects for unstacking cold stacked rigs and for term contracts in the Gulf of Mexico, downtime, shipyard and rig reactivation programs, prospects for additional deepwater rigs in India, timing and results of independents moving in and majors moving out of the North Sea, prospects for fourth generation rigs, participation in drilling opportunities in Mexico, as well as any other statements that are not historical facts in the transcript of the call or in this Form 8-K are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to the future price of oil and gas, demand for rigs, operating hazards and delays, risks associated with international operations, actions by customers and other third parties, competition, risks of drilling, contract terminations or suspensions and other factors detailed in the company's most recent Form 10-K for the year ended December 31, 2002 and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

The  information  furnished  pursuant to this Item 9, including Exhibit 99.1 and
Exhibit 99.2, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc., that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TRANSOCEAN INC.

Date:  May 5, 2003                       By: /s/ Eric B. Brown
                                             -----------------------------------
                                             Eric B. Brown
                                             Senior Vice President, General
                                             Counsel and Corporate Secretary


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                                INDEX TO EXHIBITS

Exhibit Number     Description
--------------     -----------

     99.1          Transocean  Inc.  Report  of  First  Quarter  2003  Financial
                   Results.

     99.2          Transcript  of  Earnings  Call.



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